Exhibit 10.12

Power of Attorney

This Power of Attorney (hereinafter this “Agreement”) is made in Beijing, China on July 18, 2014 by and between the following parties.

Party A:

Beijing Shijitong Technology Co., Ltd., a limited company duly incorporated and existing under the laws of the People’s Republic of China(“China”) and having its registered office at Room 1505, Building 1, No. 108 Zhichun Road, Haidian District, Beijing; and

Party B:	LIU Qiangdong a Chinese citizen whose identification number is ******************

Party A and Party B shall be hereinafter referred to as a “Party” individually and the “Parties” collectively.

WHEREAS

Party B holds 5.88% of the equity interests (“Party B Equity”) in Beijing Lejiaxin Network Technology Co., Ltd. (“Beijing Lejiaxin”).

Now Therefore, the Parties hereby agree as follows through mutual negotiations:

Party B hereby irrevocably authorizes Party A to exercise the following rights with respect to Party B Equity during the term of this Agreement.

Party A is hereby authorized as the sole and exclusive agent and attorney to act generally on behalf of Party B with respect to all matters relating to Party B Equity, including but not limited to (i) attending the Shareholders Meeting of Beijing Lejiaxin; (ii) exercising all the powers and voting rights of Party B as the shareholder in accordance to Chinese laws and the articles of association of Beijing Lejiaixin, including but not limited to on the sale, transfer, pledge or disposal of partial or entire Party B Equity; and (iii) designating and appointing the legal representative, chairman of the Board, directors, supervisors, chief executive officers and other senior management members on behalf of Party B.

Without prejudice to the generality of the powers conferred upon by this Agreement, Party A shall be entitled as authorized by this Agreement, to act on behalf of Party B to sign the Transfer Contracts as specified in the Exclusive Purchase Option Agreement (to which Party B shall be a party) and execute the Equity Pledge Agreement and the Exclusive Purchase Option Agreement signed on the same day with this Agreement and to which it is a party. The conclusion of the contracts aforementioned and the forms of the contractual rights therein shall not affect the authorization hereunder to any extent.

All actions taken by Party A in relation to Party B Equity shall be deemed as Party B’s own actions and all the documents signed by Party A shall be deemed as signed by Party B. Party B hereby acknowledges and approves the actions taken by and/or documents signed by Party A.

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Party A shall be entitled at its discretion to delegate or transfer to any other person or entity the rights in relation to the aforementioned issues without prior notification to or consent of Party B.

During the term of Party B as a shareholder of Beijing Lejiaxin, this Agreement and the authorization hereunder shall be irrevocable and remain in full force as from the execution date hereof.

During the term of this Agreement, Party B hereby waives all the rights conferred upon Party A hereunder with respect to Party B Equity and shall not exercise such rights on its own.

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event that the Parties fail to reach an agreement within 30 days after either Party requests to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on both Parties.

This Agreement shall be written in Chinese in duplicates of equal legal force, with each party holding one.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Power of Attorney as of the date first above written.

Party A:	Beijing Shijitong Technology Co., Ltd. (Seal)

Signature:	/s/XIAO Wenjie

Name:	XIAO Wenjie

Title:	Legal Representative

/s/Seal of Beijing Shijitong Technology Co., Ltd.

Party B:

Signature:	/s/LIU Qiangdong

Name:	LIU Qiangdong

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Power of Attorney

This Power of Attorney (hereinafter this “Agreement”) is made in Beijing, China on July 18, 2014 by and between the following parties.

Party A:

Beijing Shijitong Technology Co., Ltd., a limited company duly incorporated and existing under the laws of the People’s Republic of China(“China”) and having its registered office at Room 1505, Building 1, No. 108 Zhichun Road, Haidian District, Beijing; and

Party B:	XIAO Wenjie a Chinese citizen whose identification number is ******************

Party A and Party B shall be hereinafter referred to as a “Party” individually and the “Parties” collectively.

WHEREAS

Party B holds 94.12%% of the equity interests (“Party B Equity”) in Beijng Lejiaxin Network Technology Co., Ltd. (“Beijng Lejiaxin”).

Now Therefore, the Parties hereby agree as follows through mutual negotiations:

Party B hereby irrevocably authorizes Party A to exercise the following rights with respect to Party B Equity during the term of this Agreement.

Party A is hereby authorized as the sole and exclusive agent and attorney to act generally on behalf of Party B with respect to all matters relating to Party B Equity, including but not limited to (i) attending the Shareholders Meeting of Beijng Lejiaxin; (ii) exercising all the powers and voting rights of Party B as the shareholder in accordance to Chinese laws and the articles of association of Beijng Lejiaxin, including but not limited to on the sale, transfer, pledge or disposal of partial or entire Party B Equity; and (iii) designating and appointing the legal representative, chairman of the Board, directors, supervisors, chief executive officers and other senior management members on behalf of Party B.

Without prejudice to the generality of the powers conferred upon by this Agreement, Party A shall be entitled as authorized by this Agreement, to act on behalf of Party B to sign the Transfer Contracts as specified in the Exclusive Purchase Option Agreement (to which Party B shall be a party) and execute the Equity Pledge Agreement and the Exclusive Purchase Option Agreement signed on the same day with this Agreement and to which it is a party. The conclusion of the contracts aforementioned and the forms of the contractual rights therein shall not affect the authorization hereunder to any extent.

All actions taken by Party A in relation to Party B Equity shall be deemed as Party B’s own actions and all the documents signed by Party A shall be deemed as signed by Party B. Party B hereby acknowledges and approves the actions taken by and/or documents signed by Party A.

Party A shall be entitled at its discretion to delegate or transfer to any other person or entity the rights in relation to the aforementioned issues without prior notification to or consent of Party B.

During the term of Party B as a shareholder of Beijng Lejiaxin, this Agreement and the authorization hereunder shall be irrevocable and remain in full force as from the execution date hereof.

During the term of this Agreement, Party B hereby waives all the rights conferred upon Party A hereunder with respect to Party B Equity and shall not exercise such rights on its own.

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event that the Parties fail to reach an agreement within 30 days after either Party requests to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on both Parties.

This Agreement shall be written in Chinese in duplicates of equal legal force, with each party holding one.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Power of Attorney as of the date first above written.

Party A:	Beijing Shijitong Technology Co., Ltd. (Seal)

Signature:	/s/XIAO Wenjie

Name:	XIAO Wenjie

Title:	Legal Representative

/s/Beijing Shijitong Technology Co., Ltd.

Party B:

Signature:	/s/XIAO Wenjie

Name:	XIAO Wenjie